Exhibit 10.5.1

FIRST AMENDMENT TO

AMENDED AND RESTATED LOAN AGREEMENT

Dated as of February 25, 2003

Between

WHP HOTEL OWNER-1, L.P.,

WHP HOTEL OWNER-2A, L.L.C.,

and WHP HOTEL OWNER-2B, L.L.C.,

collectively, as Borrower

and

LASALLE BANK NATIONAL ASSOCIATION, as Trustee, in trust for the Holders of

Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through

Certificates, Series 2003-WEST,

as Lender

FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED LOAN AGREEMENT, dated as of February 25, 2003 (this “Amendment”), between LASALLE BANK NATIONAL ASSOCIATION, as Trustee in trust for the Holders of Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2003-WEST, having an address at 135 South LaSalle Street, Siute 1625, Chicago, Illinois 60603 (“Lender”), and WHP HOTEL OWNER-1, L.P., a Delaware limited partnership (“Borrower 1”), WHP HOTEL OWNER-2A, L.L.C., a Delaware limited liability company (“Borrower 2A”), and WHP HOTEL OWNER-2B, L.L.C., a Delaware limited liability company (“Borrower 2B”), each having its principal place of business at 903 Calle Amenecer, Suite 100, San Clemente, California 92673 (Borrower 1, Borrower 2A and Borrower 2B, each, an “Individual Borrower” and, collectively, “Borrower”) amends that certain Amended and Restated Loan Agreement, dated as of January 31, 2003, by and among Borrower and Lender (the “Loan Agreement”).

W I T N E S S E T H:

WHEREAS, Lender loaned the principal sum of $175,000,000.00 (the “Loan”) to Borrower pursuant to the terms and conditions of the Loan Agreement and evidenced by that certain Consolidated, Amended and Restated Promissory Note, dated December 5, 2002, made by Borrower in favor of Lender (such Promissory Note, together with all extensions, renewals, replacements, restatements or modifications thereof being hereinafter referred to collectively as the “Note”); and

WHEREAS, Borrower and Lender now desire to amend the terms of the Loan Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto hereby covenant, agree, represent and warrant that the Loan Agreement is hereby amended as follows:

I.	MODIFICATIONS TO LOAN TERMS

Section 1.1 Section 7.7 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

“Section 7.7 Liquidity Reserve. On the Closing Date, Borrower shall deposit with Lender an amount equal to Four Hundred Fifty-Four Thousand Nine Hundred Seventeen Dollars ($454,917) and Borrower shall deposit with Lender an amount equal to Three Hundred Twenty Thousand Dollars ($320,000) on each Payment Date occurring during the months of June through and including December (said amounts, hereinafter, the “Liquidity Reserve Fund”) for the purpose of funding a liquidity reserve fund for the payment of Debt Service and any other amounts due under this Agreement and the other Loan Documents and for debt service and other amounts due under the Mezzanine Loan and the

Junior Mezzanine Loan. If on any Payment Date, there is a shortfall in any of the amounts due under this Agreement and the other Loan Documents or any amounts due under the Mezzanine Loan or the Junior Mezzanine Loan, then Lender shall withdraw an amount equal to such shortfall amount from the amounts on deposit in the Liquidity Reserve Fund and deposit such amount into the Cash Management Account to be applied in accordance with the Cash Management Agreement in order to pay such shortfall amount. No Event of Default shall occur by reason of Borrower’s failure to deposit into the Liquidity Reserve Fund the amounts required under this Section 7.7, provided that the insufficiency of any balance in the Liquidity Reserve Fund shall not relieve Borrower from its obligation to pay Debt Service and any other amounts as required under this Agreement and the other Loan Documents and debt service and any other amounts as required under the Mezzanine Loan and the Junior Mezzanine Loan.”

II.	MISCELLANEOUS

Section 2.1 Except as specifically modified and amended herein, all other terms, conditions and covenants contained in the Loan Agreement shall remain in full force and effect.

Section 2.2 All references in the Loan Documents to the Loan Agreement shall mean the Loan Agreement as hereby modified.

Section 2.3 Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meanings assigned to such terms in the Loan Agreement

Section 2.4 This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

Section 2.5 This Amendment shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

Section 2.6 This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflict laws and any applicable law of the United States of America.

Section 2.7 No modification, amendment, extension, discharge, termination or waiver of any provision of the Loan Agreement or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER:

WHP HOTEL OWNER-1, L.P., a Delaware limited partnership

By:	WHP Manager-1, L.L.C., a Delaware limited liability company, its general partner

By:
Name:
Title:

WHP HOTEL OWNER-2A, L.L.C., a Delaware limited liability company

By:
Name:
Title:

WHP HOTEL OWNER-2B, L.L.C., a Delaware limited liability company

By:
Name:
Title:

[Signatures continue on following page]

LENDER:

LASALLE BANK NATIONAL ASSOCIATION, as Trustee for Bear Stearns Commercial Mortgage Securities Inc., Commercial Mortgage Pass-Through Certificates Series 2003 - WEST

By:

Wells Fargo Bank, National Association, as Master Servicer under the Trust and Servicing Agreement, dated February 12, 2003, by and between Bear Stearns Commercial Mortgage Securities Inc., Wells Fargo Bank, National Association, LaSalle Bank National Association, Wells Fargo Bank Minnesota, N.A. and ABN AMRO Bank N.V.

By:
Name:
Title:

ACKNOWLEDGED AND AGREED:

GUARANTOR:

WESTBROOK HOTEL PARTNERS IV, L.L.C., a Delaware limited liability company

By:
Name:
Title:

WESTBROOK HOTEL CO-INVESTMENT PARTNERS IV, L.L.C., a Delaware limited liability company

By:
Name:
Title:

LIMITED GUARANTOR:

WESTBROOK REAL ESTATE CO-INVESTMENT PARTNERSHIP IV, L.P., a Delaware limited partnership

By:	Westbrook Real Estate Partners Management IV, L.L.C. its general partner

	By:	Westbrook Real Estate Partners, L.L.C., its managing member

By:
Name:
Title:

[Signatures continue on following page]

WESTBROOK REAL ESTATE FUND IV, L.P., a Delaware limited partnership

By:	Westbrook Real Estate Partners Management IV, L.L.C., its general partner

	By:	Westbrook Real Estate Partners, L.L.C., its managing member

By:
Name:
Title: